UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES



Investment Company Act file number  811-1629
                                   ------------


                           AXP DIMENSIONS SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     7/31
                         --------------
Date of reporting period:    7/31
                         --------------

AXP(R)
   New Dimensions
         Fund(R)

                                                                   Annual Report
                                                            for the Period Ended
                                                                   July 31, 2004

AXP New Dimensions Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                (R)

Table of Contents

Fund Snapshot                                                           3

Questions & Answers
   with Portfolio Management                                            4

The Fund's Long-term Performance                                       10

Investments in Securities                                              12

Financial Statements (Portfolio)                                       16

Notes to Financial Statements (Portfolio)                              19

Report of Independent Registered
   Public Accounting Firm (Portfolio)                                  23

Financial Statements (Fund)                                            24

Notes to Financial Statements (Fund)                                   27

Report of Independent Registered
   Public Accounting Firm (Fund)                                       38

Federal Income Tax Information                                         39

Fund Expenses Example                                                  40

Board Members and Officers                                             42

Proxy Voting                                                           44

[dalbar logo]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Fund Snapshot
        AS OF JULY 31, 2004

PORTFOLIO MANAGER

Portfolio manager                 Since               Years in industry
Gordon Fines                      1/91                       37

FUND OBJECTIVE

For investors seeking long-term growth of capital.

Inception dates
A: 8/1/68       B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INNDX        B: INDBX        C: ANDCX        Y: IDNYX

Total net assets                                        $15.318 billion

Number of holdings                                                  105

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                X     LARGE
                      MEDIUM  SIZE
                      SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

[pie chart]

Technology 19.9%
Health care 17.5%
Consumer discretionary 13.2%
Financials 13.0%
Industrials 13.0%
Energy 9.4%
Short-term securities* 4.5%
Consumer staples 4.4%
Telecommunications 2.4%
Utilities 1.6%
Materials 1.1%

* 0.2% of the securities in this category is due to security lending activity. 4.3% of the short-term securities is the Portfolio's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

General Electric (Multi-industry)                                    3.9%
Pfizer (Health care products)                                        3.8
Microsoft (Computer software & services)                             3.6
ExxonMobil (Energy)                                                  3.3
American Intl Group (Insurance)                                      3.2
Citigroup (Finance companies)                                        3.0
Dell (Computer hardware)                                             2.7
Intel (Electronics)                                                  2.6
Wal-Mart Stores (Retail -- general)                                  2.3
Amgen (Health care products)                                         2.2

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

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3   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Gordon Fines, the Fund's Portfolio Manager, took a leave of absence on July 14, 2004 and returned to duty on August 23. During this time, Ted Truscott, Senior Vice President and Chief Investment Officer, led the AXP New Dimensions Fund team. Below, Mr. Truscott discusses the Fund's results and positioning for fiscal year 2004.

On June 25, 2004, AXP Focused Growth Fund and AXP Growth Dimensions Fund merged into AXP New Dimensions Fund. This reorganization was completed after shareholders approved the plan on June 9. The integration of the three Funds had minimal effect on Fund performance for the fiscal period. On June 24, 2004, AXP New Dimensions Fund Class A shareholders of record received an ordinary income distribution of $0.02721 per share in conjunction with the mergers.

Q:  How did AXP New Dimensions Fund perform during fiscal year 2004?

A: It was a disappointing year. Unusual equity market conditions combined with ineffective stock selection led to weak short-term results. AXP New Dimensions Fund's Class A shares rose 3.59%, excluding sales charge, for the 12-month period ended July 31, 2004. This was less than the benchmark Standard & Poor's 500 Index, which rose 13.17% for the period. The Fund also underperformed the Lipper Large-Cap Growth Funds Index, representing the Fund's peer group, which rose 6.14% for the same time frame. Value stocks generally outperformed growth stocks during fiscal year 2004.

    We succeeded in slightly outpacing the return of the Fund's peer group during the second half of fiscal year 2004, as stocks generally declined amid higher oil prices, concerns about U.S. corporate earnings and weak job growth. For the six months ended July 31, 2004, the Fund's Class A

(bar chart)

                      PERFORMANCE COMPARISON
                 For the year ended July 31, 2004

15%                         (bar 2)
12%                         +13.17%
 9%                                             (bar 3)
 6%     (bar 1)                                 +6.14%
 3%     +3.59%
 0%

(bar 1) AXP New Dimensions Fund Class A (excluding sales charge)
(bar 2) S&P 500 Index (unmanaged)
(bar 3) Lipper Large-Cap Growth Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote) > For most of the fiscal year, we were too conservative in our stock selection and sector positioning.(end callout quote)

    shares (excluding sales charge) declined 5.34% while the Lipper Large-Cap Growth Funds Index dropped 5.67%.

    During times of market decline -- particularly the severe bear market of 2000 to 2002 -- we believe the Fund's quality growth investment strategy served investors well by helping to preserve capital to a greater degree than many of

AVERAGE ANNUAL TOTAL RETURNS
                              Class A               Class B                    Class C                      Class Y
(Inception dates)            (8/1/68)              (3/20/95)                  (6/26/00)                    (3/20/95)
                        NAV(1)     POP(2)     NAV(1)    After CDSC(3)    NAV(1)   After CDSC(4)       NAV(5)      POP(5)
as of July 31, 2004
1 year                   +3.59%     -2.37%     +2.74%      -1.26%         +2.80%      +2.80%           +3.75%      +3.75%
3 years                  -3.66%     -5.54%     -4.40%      -5.36%         -4.40%      -4.40%           -3.50%      -3.50%
5 years                  -2.77%     -3.92%     -3.52%      -3.68%          N/A         N/A             -2.61%      -2.61%
10 years                 +9.79%     +9.14%      N/A          N/A           N/A         N/A              N/A         N/A
Since inception         +11.31%    +11.13%     +8.83%      +8.83%         -9.03%      -9.03%           +9.83%      +9.83%

as of June 30, 2004
1 year                  +11.66%     +5.24%    +10.75%      +6.75%        +10.77%     +10.77%          +11.84%     +11.84%
3 years                  -2.57%     -4.47%     -3.32%      -4.30%         -3.34%      -3.34%           -2.41%      -2.41%
5 years                  -2.50%     -3.64%     -3.24%      -3.41%          N/A         N/A             -2.34%      -2.34%
10 years                +10.68%    +10.03%      N/A          N/A           N/A         N/A              N/A         N/A
Since inception         +11.50%    +11.31%     +9.51%      +9.51%         -8.07%      -8.07%          +10.51%     +10.51%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Questions & Answers

    the Fund's more aggressive growth peers. While we can't say for certain what the future holds, we may have again entered a volatile period -- one marked by low equity market returns set against an economic backdrop of relatively low inflation. Given this potential environment, we remain confident in our investment strategy. It is an approach that enabled the Fund to outperform its peer group average for the 5- and 10-year periods ended July 31, 2004. The Fund underperformed the S&P 500 Index for both periods. (See page 11.)

    AXP New Dimensions Fund fell at an average annual rate of 2.77% for the 5-year period ended July 31, 2004 and rose at an average annual of 9.79% for the 10-year period ended July 31, 2004. (Class A shares excluding sales charge both time frames) This outpaced the Lipper Large-Cap Growth Index, which fell at an average annual rate of 7.78% for the same 5-year period and rose at a 7.67% annual rate for same 10-year period. (See page 11 for additional comparative results.)

Q:  What factors most significantly  affected results?

A: For most of the fiscal year, we were too conservative in our stock selection and sector positioning. Early in the period, we increased the Fund's weightings in health care and technology stocks. This helped the Fund post positive returns in the summer and fall, but our relative results still lagged the Fund's benchmark and peers. We outpaced our peer group during the second half the fiscal year in part because of higher-than-benchmark weightings in energy stocks such as ExxonMobil and in retailing stocks such as Amazon.com and eBay. Both areas performed well as oil prices hit record highs and consumers made more purchases on line.

    Technology was the Fund's largest sector weighting as of July 31, 2004. Overall, the Fund's technology holdings reflected what we believe were compelling long-term growth traits. However, the Fund's higher-than-index weighting in semiconductors, notably Intel, and wireless services negatively contributed to yearly results amid reduced short-term earnings growth expectations. The Fund's largest technology holding as of July 31, 2004, Microsoft, was weak during the first half of the fiscal year, but improved during the second half following the announcement that the company would significantly boost its dividend.

    During the second half, the Fund's higher-than-benchmark weighting in the very largest companies (more than $150 billion in market capitalization) and lower-than-benchmark weighting in

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6   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Questions & Answers

    mid-cap companies ($1 billion to $13 billion in market capitalization) had a negative effect on results. Although last year's outperformance of small-cap stocks waned during the second quarter of 2004, mid-cap stocks outperformed their large-cap peers. "Mega-cap" companies underperformed all other market cap segments.

    Working in the Fund's favor in the final weeks of the fiscal year was that lower quality companies began to fall out of favor. We started to see higher quality companies gain some ground, especially in July when the Fund outperformed its peer group by more than one percentage point. The Fund's Class A shares excluding sales charge fell 4.89% in July 2004 compared to a 5.91% decline for the Lipper Large-Cap Growth Funds Index.

Q:  What portfolio changes did you make to the Fund?

A: Stocks we either added to and/or maintained large positions in during the fiscal year period included Pfizer, General Electric and Dell. Pfizer is considered one of the leading drug companies in terms of research and development success and we believe it has strong growth potential. During the year it suffered from concerns about increased competition for its Viagra and Lipitor drugs as well as political fears related to the upcoming U.S. general election.

    In fiscal year 2004, we reduced the Fund's weighting in financial stocks, notably Bank of America and Citigroup, to a sector level much lower than the Fund's benchmark amid the prospect of higher interest rates. We also substantially cut the Fund's position in Southwest Airlines given the weak fundamental outlook for the airline industry as a whole, exacerbated by rising jet fuel prices.

    We had previously owned American International Group (AIG), and during the fourth quarter calendar quarter of 2003, we substantially increased our position while maintaining a lower-than-index weighting in the financial sector as a whole. In our view, AIG is a high quality insurance-related, global company that performed poorly through much of 2003 but whose diverse business operations are less affected by rising interest rates than most financial services firms.

Q:  Could you define what you mean by quality growth stocks?

A: Our investment philosophy and process leads us to invest in companies with specific characteristics including earnings improvements, strong balance sheets, appropriate debt levels, strong

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7   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Questions & Answers

    managements, franchise strength and reasonable valuations. In combination, these characteristics present the profile of a "high quality" company in our estimation. A good proxy for quality is a stock's Standard & Poor's quality rating. Standard & Poor's, the compiler of the Fund's S&P 500 Index benchmark and well-known for its bond rating service, also rates U.S. exchange-listed stocks. Its stock quality ratings reflect a company's historical growth and stability of earnings and dividends. While these ratings offer no guarantee of success and are subject to change, for the 17-calendar year period between 1986 and 2003, high quality stocks -- those that Standard & Poor's has rated A+, A and A -- have significantly outperformed low quality stocks -- those rated C, as shown in the bar chart below.

(bar chart)

Average annual returns and risk profile of S&P 500 Index companies based on Standard & Poor's stock quality ratings -- 1986 to 2003

Average Annual Return

30%

20%     [dkgrn]       [ltgrn]                    [ltgrn]               [ltgrn]
         12.2%         14.2%       [dkgrn]        11.7%      [dkgrn]    28.7%
10%                                 10.3%                      9.8%

0%
      A+, A and A- rated stocks   B+, B and B- rated stocks    C- rated stocks
            (High Quality)             (Mid Quality)           (Low Quality)

                              S&P Quality Ranking

[dkgrn]= Return
[ltgrn]= Risk

Source: Standard & Poor's

Past performance does not guarantee future results. The above chart is for illustrative purposes only and is not intended to represent the past or future performance or risk profile of AXP New Dimensions Fund. Risk shown is measured by standard deviation, which reflects the range of month-by-month changes in stock price and total return for the period shown. For more information on Standard & Poor's, see standardandpoors.com.

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8   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Questions & Answers

Q:  How does the team intend to manage the Fund in the coming months?

A: First, we look forward to continued investment team leadership from Gordon Fines, the Fund's portfolio manager since 1990. We remain faithful stewards of the Fund's proven investment discipline, which is based on four core principles:

    o  Teamwork

    o  Multi-faceted stock selection

    o  A commitment to comprehensive research and

    o  Rigorous risk management

    Under Mr. Fines, the Fund's leadership team successfully guided it through a period of rapidly climbing interest rates in 1994. We think the current period of Federal Reserve monetary tightening that began on June 30 will be more gradual. Nevertheless, we are mindful of the lessons of history, and we have positioned the Fund conservatively to reflect a tighter credit environment. Our experience has taught us that during periods of rising interest rates and slowing economic growth, when corporate earnings are nearing a peak, higher-quality companies generally performed better than lower-quality companies.

    In our view, the overall economic environment for quality growth stocks will remain favorable in the months ahead. In fact, a shift in market emphasis toward quality growth companies with sound balance sheets -- the kind of companies that dominate the Fund's portfolio -- would provide an excellent opportunity for the Fund to regain ground relative to its peers as the Fund enters its 36th year of operations.

CHANGES TO TOP TEN HOLDINGS

July 31, 2004 compared to July 31, 2003

Company                            Change in                    Current S&P
weighting                        Quality Rating
General Electric                 New to top 10                       A+
Pfizer                             Increased                         A
Microsoft                           Reduced                          B+
ExxonMobil                       New to top 10                       A-
American
International Group              New to top 10                       A+
Citigroup                           Reduced                          A+
Dell                             New to top 10                       B+
Intel                            New to top 10                       A
Wal-Mart Stores                     Reduced                          A+
Amgen                               Reduced                          B

Sources: American Express and Standard & Poor's website.

No longer among top 10 holdings but still in the portfolio as of July 31, 2004: Bank of America, 3M, United Health Group and Target. Eliminated from portfolio: Viacom. For more information on the Fund's Top 10 holdings, see this report's Fund Snapshot page or americanexpress.com/funds.

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9   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP New Dimensions Fund Class A shares (from 8/1/94 to 7/31/04) as compared to the performance of two widely cited performance indices, Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Large-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                       Class A
                                            Short-term       Long-term
Fiscal year ended July 31, 2004     Income capital gains   capital gains   Total
July 31, 2004                       $0.11       $--            $ --        $0.11
July 31, 2003                        0.03        --              --         0.03
July 31, 2002                          --        --            0.02         0.02
July 31, 2001                        0.02        --            3.46         3.48
July 31, 2000                        0.05        --            2.06         2.11

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10   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

(line graph)
                           VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP NEW DIMENSIONS FUND

AXP New Dimensions Fund Class A
  (includes sales charge)       $ 9,425  $11,808  $13,760  $19,788  $22,992  $27,600  $33,992   $26,820  $21,150   $23,153   $23,984
S&P 500 Index(1)                $10,000  $12,611  $14,701  $22,366  $26,678  $32,067  $34,943   $29,936  $22,862   $25,295   $28,626
Lipper Large-Cap Growth Funds
  Index(2)                      $10,000  $12,881  $14,348  $21,245  $25,528  $31,382  $38,305   $25,128  $18,097   $19,720   $20,931
                                  `94      `95      `96      `97      `98      `99      `00       `01      `02       `03       `04

COMPARATIVE RESULTS

Results as of July 31, 2004                                                                                   Since
                                                     1 year    3 years     5 years      10 years          inception(3)
AXP New Dimensions Fund (includes sales charge)
Class A   Cumulative value of $10,000                $9,763     $8,428      $8,188       $23,984            $446,480
          Average annual total return                -2.37%     -5.54%      -3.92%        +9.14%             +11.13%

S&P 500 Index(1)
          Cumulative value of $10,000               $11,317     $9,563      $8,929       $28,626            $372,608
          Average annual total return               +13.17%     -1.48%      -2.24%       +11.09%             +10.57%

Lipper Large-Cap Growth Funds Index(2)
          Cumulative value of $10,000               $10,614     $8,330      $6,670       $20,931              N/A(4)
          Average annual total return                +6.14%     -5.91%      -7.78%        +7.67%              N/A(4)

Results for other share classes can be found on page 5.

(1) S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(3)  Fund data is from Aug. 1, 1968. Index data is from July 31, 1968.

(4)  The Fund began operating before inception of its Lipper peer group.

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11   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Investments in Securities

Growth Trends Portfolio

July 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (95.8%)
Issuer                                        Shares               Value(a)

Aerospace & defense (1.9%)
Lockheed Martin                             1,155,000           $61,203,450
Northrop Grumman                            2,685,000           141,231,000
United Technologies                           966,800            90,395,800
Total                                                           292,830,250

Airlines (0.5%)
Southwest Airlines                          5,375,000            77,776,250

Banks and savings & loans (1.7%)
Bank of America                             2,311,000           196,458,110
Fifth Third Bancorp                         1,424,000            70,288,640
Total                                                           266,746,750

Beverages & tobacco (2.7%)
Altria Group                                1,639,545            78,042,342
Coca-Cola                                   2,558,000           112,193,880
PepsiCo                                     4,558,000(f)        227,900,000
Total                                                           418,136,222

Cellular telecommunications (1.2%)
Vodafone Group ADR                          8,347,090(c)        181,382,266

Computer hardware (5.1%)
Cisco Systems                              13,524,600(b)        282,123,156
Dell                                       11,653,250(b,f)      413,340,778
EMC                                         7,420,000(b)         81,397,400
Total                                                           776,861,334

Computer software & services (8.3%)
Electronic Arts                             3,066,000(b)        153,698,580
Intl Business Machines                      2,894,000           251,980,580
Juniper Networks                            3,200,500(b)         73,483,480
Microsoft                                  19,256,000           548,025,760
Paychex                                     1,329,000            40,813,590
Symantec                                    4,136,000(b,d)      193,399,360
Total                                                         1,261,401,350

Electronics (6.8%)
Analog Devices                              2,962,000           117,591,400
Applied Materials                           4,589,000(b)         77,875,330
Intel                                      16,537,000           403,172,060
Maxim Integrated Products                   3,076,000           147,955,600
Samsung Electronics                           570,000(c)        203,327,630
Texas Instruments                           3,605,000            76,894,650
Total                                                         1,026,816,670

Energy (7.6%)
Apache                                      5,566,300           258,999,939
ChevronTexaco                               1,994,000           190,726,100
ConocoPhillips                              2,469,000           194,483,130
ExxonMobil                                 11,043,100           511,295,530
Total                                                         1,155,504,699

Energy equipment & services (1.9%)
Schlumberger                                3,551,000           228,400,320
Smith Intl                                  1,073,000(b)         62,534,440
Total                                                           290,934,760

Environmental services (1.1%)
Waste Management                            6,248,000           175,818,720

Finance companies (3.0%)
Citigroup                                  10,565,525           465,833,997

Financial services (3.4%)
Fannie Mae                                  2,618,400           185,801,664
Goldman Sachs Group                         1,731,000           152,656,890
MBNA                                        3,798,000            93,772,620
SLM                                         2,374,000            90,022,080
Total                                                           522,253,254

See accompanying notes to investments in securities.

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12   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Issuer                                        Shares               Value(a)

Health care products (15.4%)
Alcon                                         475,000(c)        $36,385,000
Allergan                                       97,440             7,370,362
Amgen                                       5,820,000(b)        331,041,600
Biogen Idec                                 1,196,200(b)         71,772,000
Boston Scientific                           4,883,000(b)        186,823,580
Genentech                                   1,607,000(b)         78,228,760
Gilead Sciences                             1,342,950(b)         86,808,288
Guidant                                     1,045,700            57,848,124
Johnson & Johnson                           5,519,000(d)        305,035,130
Lilly (Eli)                                 1,785,000           113,740,200
Medtronic                                   3,090,000           153,480,300
Pfizer                                     18,413,000           588,479,480
Schering-Plough                             5,970,000           116,176,200
Stryker                                     1,329,000            63,366,720
Teva Pharmaceutical Inds ADR                5,018,000(c)        148,532,800
Total                                                         2,345,088,544

Health care services (2.2%)
Cardinal Health                               305,000            13,572,500
UnitedHealth Group                          5,222,000(f)        328,463,800
Total                                                           342,036,300

Household products (1.7%)
Procter & Gamble                            5,071,000           264,452,650

Industrial transportation (1.2%)
United Parcel Service Cl B                  2,469,000(d)        177,669,240

Insurance (4.8%)
AFLAC                                       4,098,000           162,444,720
American Intl Group                         6,936,000           490,028,400
Marsh & McLennan                            1,899,000            84,277,620
Total                                                           736,750,740

Leisure time & entertainment (0.7%)
Carnival                                    2,298,000           107,109,780

Lodging & gaming (1.0%)
Intl Game Technology                        4,944,000           159,888,960

Machinery (3.2%)
Caterpillar                                 1,040,000            76,429,600
Deere & Co                                  2,460,000           154,512,600
Illinois Tool Works                         2,849,000           257,891,480
Total                                                           488,833,680

Media (4.7%)
Amazon.com                                  1,988,000(b,d)       77,372,960
Cendant                                     9,652,000           220,837,760
eBay                                        3,456,000(b)        270,708,480
IAC/InterActiveCorp                         3,280,000(b)         89,544,000
Yahoo!                                      2,126,000(b,d)       65,480,800
Total                                                           723,944,000

Multi-industry (5.1%)
3M                                          2,118,000           174,438,480
Danaher                                       369,200            18,699,980
General Electric                           17,896,100           595,045,325
Total                                                           788,183,785

Paper & packaging (1.1%)
Intl Paper                                  3,798,000           164,187,540

Restaurants (1.3%)
McDonald's                                  3,846,000           105,765,000
Starbucks                                   2,099,000(b)         98,569,040
Total                                                           204,334,040

Retail -- general (5.5%)
Best Buy                                      971,850            46,804,296
Home Depot                                  3,400,000           114,648,000
Staples                                     1,759,000            50,799,920
Target                                      6,183,000           269,578,800
Wal-Mart Stores                             6,723,000           356,386,230
Total                                                           838,217,246

Telecom equipment & services (1.2%)
QUALCOMM                                    2,703,000           186,723,240

Utilities -- electric (1.6%)
Dominion Resources                          3,797,900           241,014,734

Total common stocks
(Cost: $13,354,842,552)                                     $14,680,731,001

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Short-term securities (4.5%)(e)
Issuer                 Effective             Amount               Value(a)
                         yield             payable at
                                            maturity

U.S. government agencies (1.6%)
Federal Home Loan Bank Disc Nts
  08-02-04                1.30%           $18,400,000           $18,398,007
  08-11-04                1.22             35,900,000            35,885,401
  09-15-04                1.27             50,000,000            49,917,441
Federal Home Loan Mtge Corp Disc Nts
  09-20-04                1.36             17,200,000            17,166,277
  09-21-04                1.36             75,000,000            74,850,123
Federal Natl Mtge Assn Disc Nts
  09-10-04                1.35             50,000,000            49,921,541
Total                                                           246,138,790

Commercial paper (2.9%)
Bear Stearns
  08-12-04                1.29            $20,000,000           $19,990,683
  08-13-04                1.30             30,000,000            29,984,834
  08-16-04                1.36             30,000,000            29,980,733
  08-17-04                1.36             20,000,000            19,986,400
  08-18-04                1.36             20,000,000            19,985,644
Citigroup
  08-02-04                1.33             30,000,000            29,996,675
Citigroup Global Markets

  08-03-04                1.26             30,000,000            29,995,800
Credit Suisse First Boston New York
  08-30-04                1.41             11,300,000            11,286,280
Deutsche Bank Financial
  08-10-04                1.27             25,000,000            24,990,299
Gannett
  08-06-04                1.25             35,000,000            34,991,492
  08-09-04                1.25             35,000,000            34,987,847
General Electric Capital
  08-02-04                1.33             20,000,000            19,997,783
Greyhawk Funding
  08-05-04                1.28             11,100,000            11,097,632
  08-30-04                1.43             15,000,000            14,981,529
Kitty Hawk Funding
  08-02-04                1.29             50,000,000            49,994,625
Receivables Capital
  08-04-04                1.27             35,000,000            34,993,827
UBS Finance (Delaware)
  08-02-04                1.33             31,600,000            31,596,498
Total                                                           448,838,581

Total short-term securities
(Cost: $694,996,554)                                           $694,977,371

Total investments in securities
(Cost: $14,049,839,106)(g)                                  $15,375,708,372

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of July 31, 2004, the value of foreign securities represented 3.7% of net assets.

(d) Security is partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.2% of this category (see Note 5 to the financial statements). 4.3% of the short-term securities is the Fund's cash equivalent position.

(f) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 4 to the financial statements):

     Type of security                                               Contracts
     Purchase contracts
     S&P 500 Index, September 2004                                      2,260

(g) At July 31, 2004, the cost of securities for federal income tax purposes was $14,065,193,288 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $1,912,458,631
     Unrealized depreciation                                     (601,943,547)
                                                                 ------------
     Net unrealized appreciation                               $1,310,515,084
                                                               --------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
15   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Financial Statements

Statement of asset and liabilities
Growth Trends Portfolio

July 31, 2004
Assets
Investments in securities, at value (Note 1)*
   (identified cost $14,049,839,106)                                       $15,375,708,372
Foreign currency holdings (identified cost $6,956) (Note 1)                          7,087
Dividends and accrued interest receivable                                       15,847,399
Receivable for investment securities sold                                      163,154,411
                                                                               -----------
Total assets                                                                15,554,717,269
                                                                            --------------
Liabilities
Disbursements in excess of cash on demand deposit                                2,797,236
Payable for investment securities purchased                                    196,273,816
Payable upon return of securities loaned (Note 5)                               34,756,200
Accrued investment management services fee                                         216,559
Other accrued expenses                                                             269,302
                                                                                   -------
Total liabilities                                                              234,313,113
                                                                               -----------
Net assets                                                                 $15,320,404,156
                                                                           ===============
* Including securities on loan, at value (Note 5)                          $    33,940,374
                                                                           ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Statement of operations
Growth Trends Portfolio

Year ended July 31, 2004
Investment income
Income:
Dividends                                                                   $  226,765,846
Interest                                                                         2,712,408
Fee income from securities lending (Note 5)                                        659,806
   Less foreign taxes withheld                                                  (1,054,415)
                                                                                ----------
Total income                                                                   229,083,645
                                                                               -----------
Expenses (Note 2):
Investment management services fee                                              74,353,086
Compensation of board members                                                       62,388
Custodian fees                                                                   1,176,226
Audit fees                                                                          36,000
Other                                                                              293,751
                                                                                   -------
Total expenses                                                                  75,921,451
   Earnings credits on cash balances (Note 2)                                         (881)
                                                                                      ----
Total net expenses                                                              75,920,570
                                                                                ----------
Investment income (loss) -- net                                                153,163,075
                                                                               -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                            1,326,416,321
   Foreign currency transactions                                                  (222,593)
                                                                                  --------
Net realized gain (loss) on investments                                      1,326,193,728
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies         (740,840,157)
                                                                              ------------
Net gain (loss) on investments and foreign currencies                          585,353,571
                                                                               -----------
Net increase (decrease) in net assets resulting from operations             $  738,516,646
                                                                            ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Statements of changes in net assets
Growth Trends Portfolio

Year ended July 31,                                                                  2004                 2003
Operations
Investment income (loss) -- net                                                $   153,163,075      $   145,966,881
Net realized gain (loss) on investments                                          1,326,193,728         (479,025,402)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             (740,840,157)       1,817,357,987
                                                                                  ------------        -------------
Net increase (decrease) in net assets resulting from operations                    738,516,646        1,484,299,466
                                                                                   -----------        -------------
Proceeds from contributions                                                        588,788,643          151,515,494
Fair value of withdrawals                                                       (3,075,163,840)      (1,647,547,388)
In-kind contributions in connection with fund mergers (Note 1)                     221,872,382                   --
                                                                                --------------       --------------
Net contributions (withdrawals) from partners and merger                        (2,264,502,815)      (1,496,031,894)
                                                                                --------------       --------------
Total increase (decrease) in net assets                                         (1,525,986,169)         (11,732,428)
Net assets at beginning of year                                                 16,846,390,325       16,858,122,753
                                                                                --------------       --------------
Net assets at end of year                                                      $15,320,404,156      $16,846,390,325
                                                                               ===============      ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Notes to Financial Statements

Growth Trends Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Growth Trends Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Growth Trends Portfolio invests primarily in common stocks of companies showing potential for significant growth and operating in areas where economic or technological changes are occurring. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

On June 25, 2004, AXP New Dimensions Fund acquired the assets and assumed the identified liabilities of AXP Focused Growth Fund and AXP Growth Dimensions Fund. Upon receipt of these assets and liabilities, AXP New Dimensions Fund made an in-kind contribution of $221,872,382 to Growth Trends Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
19   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of July 31, 2004, foreign currency holdings were entirely comprised of Taiwan Dollars.

--------------------------------------------------------------------------------
20   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.6% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP New Dimensions Fund to the Lipper Large-Cap Growth Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $12,249,403 for the year ended July 31, 2004.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the year ended July 31, 2004, the Portfolio's custodian fees were reduced by $881 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

--------------------------------------------------------------------------------
21   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $8,127,254,739 (including $36,964,578 from AXP Focused Growth Fund and $160,363,879 from AXP Growth Dimensions Fund that were acquired in the fund merger as described in the Fund's "Notes to financial statements") and $10,404,884,138, respectively, for the year ended July 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $1,018,149 for the year ended July 31, 2004.

4. STOCK INDEX FUTURES CONTRACTS

As of July 31, 2004, investments in securities included securities valued at $51,868,250 that were pledged as collateral to cover initial margin deposits on 2,260 open purchase contracts. The notional market value of the open purchase contracts as of July 31, 2004 was $622,121,500 with a net unrealized loss of $6,385,235. See "Summary of significant accounting policies" and "Notes to investments in securities."

5. LENDING OF PORTFOLIO SECURITIES

As of July 31, 2004, securities valued at $33,940,374 were on loan to brokers. For collateral, the Portfolio received $34,756,200 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $659,806 for the year ended July 31, 2004. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended July 31,                                              2004      2003       2002       2001       2000
Ratio of expenses to average daily net assets(a)                          .45%      .58%       .61%       .59%       .51%
Ratio of net investment income (loss) to average daily net assets         .91%      .92%       .64%       .52%       .57%
Portfolio turnover rate (excluding short-term securities)                  49%       20%        27%        29%        34%
Total return(b)                                                          4.05%    10.01%    (20.76%)   (20.77%)    23.60%

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
22   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Growth Trends Portfolio (a series of Growth Trust) as of July 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2004, and the financial highlights for each of the years in the five-year period ended July 31, 2004. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Trends Portfolio as of July 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 20, 2004

--------------------------------------------------------------------------------
23   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP New Dimensions Fund

July 31, 2004
Assets
Investment in Portfolio (Note 1)                                                                    $15,320,335,150
Capital shares receivable                                                                                   828,686
                                                                                                            -------
Total assets                                                                                         15,321,163,836
                                                                                                     --------------
Liabilities
Capital shares payable                                                                                    2,252,356
Accrued distribution fee                                                                                    143,172
Accrued service fee                                                                                           8,374
Accrued transfer agency fee                                                                                  62,536
Accrued administrative services fee                                                                          13,736
Other accrued expenses                                                                                      771,591
                                                                                                            -------
Total liabilities                                                                                         3,251,765
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                  $15,317,912,071
                                                                                                    ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                            $     6,851,726
Additional paid-in capital                                                                           13,967,215,776
Undistributed net investment income                                                                       4,276,254
Accumulated net realized gain (loss) (Note 5)                                                            20,097,961
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                 1,319,470,354
                                                                                                      -------------
Total -- representing net assets applicable to outstanding capital stock                            $15,317,912,071
                                                                                                    ===============
Net assets applicable to outstanding shares:                Class A                                 $ 9,319,099,217
                                                            Class B                                 $ 2,849,020,536
                                                            Class C                                 $    63,334,763
                                                            Class I                                 $    18,122,177
                                                            Class Y                                 $ 3,068,335,378
Net asset value per share of outstanding capital stock:     Class A shares       412,712,516        $         22.58
                                                            Class B shares       133,502,573        $         21.34
                                                            Class C shares         2,971,273        $         21.32
                                                            Class I shares           798,080        $         22.71
                                                            Class Y shares       135,188,194        $         22.70
                                                                                 -----------        ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Statement of operations
AXP New Dimensions Fund

Year ended July 31, 2004
Investment income
Income:
Dividends                                                                   $  226,764,899
Interest                                                                         2,713,675
Fee income from securities lending                                                 659,803
   Less foreign taxes withheld                                                  (1,054,411)
                                                                                ----------
Total income                                                                   229,083,966
                                                                               -----------
Expenses (Note 2):
Expenses allocated from Portfolio                                               75,920,255
Distribution fee
   Class A                                                                      24,629,374
   Class B                                                                      34,930,073
   Class C                                                                         630,610
Transfer agency fee                                                             25,642,979
Incremental transfer agency fee
   Class A                                                                       1,503,907
   Class B                                                                       1,221,887
   Class C                                                                          24,944
Service fee -- Class Y                                                           3,402,582
Administrative services fees and expenses                                        5,561,820
Compensation of board members                                                       35,305
Printing and postage                                                             1,768,974
Registration fees                                                                  118,127
Audit fees                                                                          12,000
Other                                                                              198,303
                                                                                   -------
Total expenses                                                                 175,601,140
   Earnings credits on cash balances (Note 2)                                     (163,181)
                                                                                  --------
Total net expenses                                                             175,437,959
                                                                               -----------
Investment income (loss) -- net                                                 53,646,007
                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                     1,326,411,358
   Foreign currency transactions                                                  (222,592)
                                                                                  --------
Net realized gain (loss) on investments                                      1,326,188,766
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies         (740,837,241)
                                                                              ------------
Net gain (loss) on investments and foreign currencies                          585,351,525
                                                                               -----------
Net increase (decrease) in net assets resulting from operations             $  638,997,532
                                                                            ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Statements of changes in net assets
AXP New Dimensions Fund

Year ended July 31,                                                                    2004                  2003
Operations and distributions
Investment income (loss) -- net                                                 $    53,646,007        $    45,135,563
Net realized gain (loss) on investments                                           1,326,188,766           (479,023,538)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              (740,837,241)         1,817,350,639
                                                                                   ------------          -------------
Net increase (decrease) in net assets resulting from operations                     638,997,532          1,383,462,664
                                                                                    -----------          -------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                       (46,364,316)           (15,823,968)
      Class I                                                                           (24,173)                    --
      Class Y                                                                       (22,183,807)            (8,674,557)
                                                                                    -----------             ----------
Total distributions                                                                 (68,572,296)           (24,498,525)
                                                                                    -----------            -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                          957,437,754            952,976,869
   Class B shares                                                                   289,864,944            406,346,628
   Class C shares                                                                    15,172,920             20,596,860
   Class I shares                                                                    18,590,210                     --
   Class Y shares                                                                   649,466,427            850,965,146
Fund merger (Note 6)
   Class A shares                                                                   145,036,482                     --
   Class B shares                                                                    71,825,421                     --
   Class C shares                                                                     4,985,482                     --
   Class Y shares                                                                        24,997                     --
Reinvestment of distributions at net asset value
   Class A shares                                                                    45,072,267             15,366,526
   Class I shares                                                                        24,152                     --
   Class Y shares                                                                    21,742,867              8,566,223
Payments for redemptions
   Class A shares                                                                (2,032,028,533)        (1,761,464,006)
   Class B shares (Note 2)                                                       (1,071,801,488)          (955,150,455)
   Class C shares (Note 2)                                                          (17,016,745)           (10,578,609)
   Class I shares                                                                       (10,876)                    --
   Class Y shares                                                                (1,196,861,524)          (898,578,735)
                                                                                 --------------           ------------
Increase (decrease) in net assets from capital share transactions                (2,098,475,243)        (1,370,953,553)
                                                                                 --------------         --------------
Total increase (decrease) in net assets                                          (1,528,050,007)           (11,989,414)
Net assets at beginning of year                                                  16,845,962,078         16,857,951,492
                                                                                 --------------         --------------
Net assets at end of year                                                       $15,317,912,071        $16,845,962,078
                                                                                ===============        ===============
Undistributed net investment income                                             $     4,276,254        $    19,172,686
                                                                                ---------------        ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
26   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Notes to Financial Statements

AXP New Dimensions Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Dimensions Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Dimensions Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of July 31, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 0.12% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The level of distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Growth Trends Portfolio

The Fund invests all of its assets in the Growth Trends Portfolio (the Portfolio), a series of Growth Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in common stocks of companies showing potential for significant growth and operating in areas where economic or technological changes are occurring.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of July 31, 2004 was 99.99%.

--------------------------------------------------------------------------------
27   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Valuation of securities

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $865,094 and accumulated net realized gain has been decreased by $865,094.

--------------------------------------------------------------------------------
28   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31,                            2004              2003

Class A
Distributions paid from:
      Ordinary income                     $46,364,316       $15,823,968
      Long-term capital gain                       --                --
Class B
Distributions paid from:
      Ordinary income                              --                --
      Long-term capital gain                       --                --
 Class C
 Distributions paid from:
      Ordinary income                              --                --
      Long-term capital gain                       --                --
 Class I*
 Distributions paid from:
      Ordinary income                          24,173               N/A
      Long-term capital gain                       --               N/A
 Class Y
 Distributions paid from:
      Ordinary income                      22,183,807         8,674,557
      Long-term capital gain                       --                --

 * Inception date was March 4, 2004

As of July 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                            $    4,276,254
Accumulated long-term gain (loss)                        $  114,655,490
Unrealized appreciation (depreciation)                   $1,224,912,825

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On June 24, 2004, an additional dividend was paid before the merger to ensure that current shareholders of AXP New Dimensions Fund would not experience a dilution in their share of the Fund's income or capital gains.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
29   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $15,349,346 or Class A, $3,622,342 for Class B and $14,128 for Class C for the year ended July 31, 2004.

During the year ended July 31, 2004, the Fund's transfer agency fees were reduced by $163,181 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
30   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                    Year ended July 31, 2004
                                              Class A           Class B      Class C     Class I*           Class Y
Sold                                       41,994,227        13,241,759      694,168      797,528        27,893,281
Fund merger                                 6,143,014         3,220,859      223,688           --             1,053
Issued for reinvested distributions         1,922,552                --           --        1,014           922,930
Redeemed                                  (87,457,046)      (49,430,022)    (773,898)        (462)      (51,317,577)
                                          -----------       -----------     --------         ----       -----------
Net increase (decrease)                   (37,397,253)      (32,967,404)     143,958      798,080       (22,500,313)
                                          -----------       -----------      -------      -------       -----------
* Inception date was March 4, 2004.

                                                                    Year ended July 31, 2003
                                              Class A           Class B      Class C      Class I           Class Y
Sold                                       46,758,227        21,445,445    1,090,406          N/A        42,498,051
Issued for reinvested distributions           792,467                --           --          N/A           441,558
Redeemed                                  (89,554,929)      (50,020,413)    (567,925)         N/A       (45,281,669)
                                          -----------       -----------     --------       ------       -----------
Net increase (decrease)                   (42,004,235)      (28,574,968)     522,481          N/A        (2,342,060)
                                          -----------       -----------      -------       ------        ----------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended July 31, 2004.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $67,590,843 that if not offset by future capital gains realized after July 31, 2004 will expire as follows:

         2007           2008            2009            2010         2011
       $651,698      $7,174,242      $47,082,209     $8,294,019   $4,388,675

AXP New Dimensions Fund acquired $80,136,732 of capital loss carry-overs in connection with the AXP Growth Dimensions Fund and AXP Focused Growth Fund merger (Note 6). In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital gains as a result of the mergers. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
31   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

6. FUND MERGER

At the close of business on June 25, 2004, AXP New Dimensions Fund acquired the assets and assumed the identified liabilities of AXP Focused Growth Fund and AXP Growth Dimensions Fund. Upon receipt of the investments and related assets and liabilities from AXP Focused Growth Fund and AXP Growth Dimensions Fund, AXP New Dimensions Fund made an in-kind contribution of $221,872,382 to Growth Trends Portfolio. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of AXP New Dimensions Fund immediately before the acquisition was $16,149,643,433 and the combined net assets immediately after the acquisition was $16,371,515,815.

The merger was accomplished by a tax-free exchange of the following:

                                             Shares           Value
AXP Focused Growth Fund                    23,415,522      $ 42,348,160
AXP Growth Dimensions Fund                 74,295,087       179,524,222

In exchange for the AXP Focused Growth Fund and AXP Growth Dimensions Fund shares and net assets, AXP New Dimensions Fund issued the following number of shares:

                                                               Shares
Class A                                                       6,143,014
Class B                                                       3,220,859
Class C                                                         223,688
Class Y                                                           1,053

AXP Focused Growth Fund's and AXP Growth Dimensions Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and temporary book-to-tax differences.

                                                                                                          Temporary
                                   Total net       Capital        Unrealized         Accumulated         book-to-tax
                                    assets          stock        appreciation     net realized loss      differences
AXP Focused Growth Fund          $ 42,348,160   $ 47,925,406      $ 5,187,878       $(10,453,291)        $(311,833)
AXP Growth Dimensions Fund        179,524,222    234,495,050       18,406,183        (72,853,762)         (523,249)

--------------------------------------------------------------------------------
32   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                          2004       2003       2002       2001       2000
Net asset value, beginning of period                                $21.90     $20.04     $25.43     $36.26     $31.21
Income from investment operations:
Net investment income (loss)                                           .08        .07        .05        .02        .02
Net gains (losses) (both realized and unrealized)                      .71       1.82      (5.42)     (7.37)      7.14
Total from investment operations                                       .79       1.89      (5.37)     (7.35)      7.16
Less distributions:
Dividends from net investment income                                  (.11)      (.03)      (.02)      (.01)      (.05)
Excess distributions from net investment income                         --         --         --       (.01)        --
Distributions from realized gains                                       --         --         --      (3.46)     (2.06)
Total distributions                                                   (.11)      (.03)      (.02)     (3.48)     (2.11)
Net asset value, end of period                                      $22.58     $21.90     $20.04     $25.43     $36.26

Ratios/supplemental data
Net assets, end of period (in millions)                             $9,319     $9,859     $9,863    $13,857    $17,777
Ratio of expenses to average daily net assets(b)                      .91%      1.08%      1.06%      1.00%       .90%
Ratio of net investment income (loss) to average daily net assets     .45%       .42%       .19%       .12%       .19%
Portfolio turnover rate (excluding short-term securities)              49%        20%        27%        29%        34%
Total return(c)                                                      3.59%      9.47%    (21.14%)   (21.10%)    23.16%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
33   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                          2004       2003       2002       2001       2000
Net asset value, beginning of period                                $20.77     $19.12     $24.44     $35.22     $30.54
Income from investment operations:
Net investment income (loss)                                          (.10)      (.04)      (.14)      (.13)      (.24)
Net gains (losses) (both realized and unrealized)                      .67       1.69      (5.16)     (7.19)      6.98
Total from investment operations                                       .57       1.65      (5.30)     (7.32)      6.74
Less distributions:
Dividends from net investment income                                    --         --       (.02)        --         --
Distributions from realized gains                                       --         --         --      (3.46)     (2.06)
Total distributions                                                     --         --       (.02)     (3.46)     (2.06)
Net asset value, end of period                                      $21.34     $20.77     $19.12     $24.44     $35.22

Ratios/supplemental data
Net assets, end of period (in millions)                             $2,849     $3,457     $3,728     $5,169     $6,252
Ratio of expenses to average daily net assets(b)                     1.68%      1.85%      1.83%      1.76%      1.66%
Ratio of net investment income (loss) to average daily net assets    (.32%)     (.35%)     (.57%)     (.65%)     (.57%)
Portfolio turnover rate (excluding short-term securities)              49%        20%        27%        29%        34%
Total return(c)                                                      2.74%      8.63%    (21.71%)   (21.69%)    22.20%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
34   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                          2004       2003       2002       2001       2000(b)
Net asset value, beginning of period                                $20.74     $19.10     $24.42     $35.23     $35.52
Income from investment operations:
Net investment income (loss)                                          (.09)      (.04)      (.14)      (.13)      (.01)
Net gains (losses) (both realized and unrealized)                      .67       1.68      (5.16)     (7.19)      (.28)
Total from investment operations                                       .58       1.64      (5.30)     (7.32)      (.29)
Less distributions:
Dividends from net investment income                                    --         --       (.02)      (.02)        --
Excess distributions from net investment income                         --         --         --       (.01)        --
Distributions from realized gains                                       --         --         --       3.46)        --
Total distributions                                                     --         --       (.02)     (3.49)        --
Net asset value, end of period                                      $21.32     $20.74     $19.10     $24.42     $35.23

Ratios/supplemental data
Net assets, end of period (in millions)                                $63        $59        $44        $30         $2
Ratio of expenses to average daily net assets(c)                     1.69%      1.87%      1.85%      1.76%      1.66%(d)
Ratio of net investment income (loss) to average daily net assets    (.33%)     (.38%)     (.60%)     (.75%)     (.74%)(d)
Portfolio turnover rate (excluding short-term securities)              49%        20%        27%        29%        34%
Total return(e)                                                      2.80%      8.59%    (21.73%)   (21.70%)     (.82%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
35   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                           2004(b)
Net asset value, beginning of period                                 $24.37
Income from investment operations:
Net investment income (loss)                                            .06
Net gains (losses) (both realized and unrealized)                     (1.67)
Total from investment operations                                      (1.61)
Less distributions:
Dividends from net investment income                                   (.05)
Net asset value, end of period                                       $22.71

Ratios/supplemental data
Net assets, end of period (in millions)                                 $18
Ratio of expenses to average daily net assets(c)                       .50%(d)
Ratio of net investment income (loss) to average daily net assets      .87%(d)
Portfolio turnover rate (excluding short-term securities)               49%
Total return(e)                                                      (6.61%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
36   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                          2004       2003       2002       2001       2000
Net asset value, beginning of period                                $22.02     $20.14     $25.51     $36.33     $31.24
Income from investment operations:
Net investment income (loss)                                           .11        .11        .09        .07        .05
Net gains (losses) (both realized and unrealized)                      .72       1.83      (5.44)     (7.38)      7.19
Total from investment operations                                       .83       1.94      (5.35)     (7.31)      7.24
Less distributions:
Dividends from net investment income                                  (.15)      (.06)      (.02)      (.02)      (.09)
Excess distributions from net investment income                         --         --         --       (.03)        --
Distributions from realized gains                                       --         --         --      (3.46)     (2.06)
Total distributions                                                   (.15)      (.06)      (.02)     (3.51)     (2.15)
Net asset value, end of period                                      $22.70     $22.02     $20.14     $25.51     $36.33

Ratios/supplemental data
Net assets, end of period (in millions)                             $3,068     $3,472     $3,222     $4,677     $6,328
Ratio of expenses to average daily net assets(b)                      .75%       .91%       .90%       .84%       .74%
Ratio of net investment income (loss) to average daily net assets     .61%       .59%       .36%       .28%       .35%
Portfolio turnover rate (excluding short-term securities)              49%        20%        27%        29%        34%
Total return(c)                                                      3.75%      9.64%    (21.00%)   (20.97%)    23.35%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
37   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP DIMENSIONS SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP New Dimensions Fund (a series of AXP Dimensions Series, Inc.) as of July 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2004, and the financial highlights for each of the years in the five-year period ended July 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP New Dimensions Fund as of July 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 20, 2004

--------------------------------------------------------------------------------
38   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP New Dimensions Fund
Fiscal year ended July 31, 2004

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Dec. 18, 2003                                                         $0.08199
June 24, 2004                                                         $0.02721
Total distributions                                                   $0.10920

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
June 24, 2004                                                         $0.05075

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Dec. 18, 2003                                                         $0.11209
June 24, 2004                                                         $0.03811
Total distributions                                                   $0.15020

--------------------------------------------------------------------------------
39   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
40   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

                                                        Beginning                Ending                     Expenses paid
                                                      account value           account value               during the period
                                                      Feb. 1, 2004            July 31, 2004          Feb. 1, 2004-July 31, 2004
Class A
     Actual(e)                                          $1,000                  $946.60                       $4.26(a)
     Hypothetical (5% return before expenses)           $1,000                $1,020.49                       $4.42(a)
Class B
     Actual(e)                                          $1,000                  $943.00                       $7.97(b)
     Hypothetical (5% return before expenses)           $1,000                $1,016.66                       $8.27(b)
Class C
     Actual(e)                                          $1,000                  $942.90                       $8.02(c)
     Hypothetical (5% return before expenses)           $1,000                $1,016.61                       $8.32(c)
Class I(f)
     Actual                                                N/A                      N/A                          N/A
     Hypothetical (5% return before expenses)              N/A                      N/A                          N/A
Class Y
     Actual(e)                                          $1,000                  $947.40                       $3.49(d)
     Hypothetical (5% return before expenses)           $1,000                $1,021.28                       $3.62(d)

(a) Expenses are equal to the Fund's Class A annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(b) Expenses are equal to the Fund's Class B annualized expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class C annualized expense ratio of 1.66%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(d) Expenses are equal to the Fund's Class Y annualized expense ratio of 0.72%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(e) Based on the actual return for the six months ended July 31, 2004: (5.34%) for Class A, (5.70%) for Class B, (5.71%) for Class C and (5.26%) for Class Y.

(f) The values and expenses paid are not presented because Class I does not have a full six months of history. The inception date for Class I was March 4, 2004.

--------------------------------------------------------------------------------
41   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 87 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Arne H. Carlson                        Board member since 1999   Chair, Board Services
901 S. Marquette Ave.                                            Corporation (provides
Minneapolis, MN 55402                                            administrative services to
Age 69                                                           boards). Former Governor of
                                                                 Minnesota
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Philip J. Carroll, Jr.                 Board member since 2002   Retired Chairman and CEO, Fluor    Scottish Power PLC,
901 S. Marquette Ave.                                            Corporation (engineering and       Vulcan Materials Company,
Minneapolis, MN 55402                                            construction) since 1998           Inc. (construction
Age 66                                                                                              materials/chemicals)
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Livio D. DeSimone                      Board member since 2001   Retired Chair of the Board and     Cargill, Incorporated
0 Seventh Street East                                            Chief Executive Officer,           (commodity merchants and
Suite 3050                                                       Minnesota Mining and               processors), General
St. Paul, MN 55101-4901                                          Manufacturing (3M)                 Mills, Inc. (consumer
Age 70                                                                                              foods), Vulcan Materials
                                                                                                    Company (construction
                                                                                                    materials/chemicals),
                                                                                                    Milliken & Company
                                                                                                    (textiles and chemicals),
                                                                                                    and Nexia Biotechnologies,
                                                                                                    Inc.
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Anne P. Jones                          Board member since 1985   Attorney and Consultant
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 69
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Stephen R. Lewis, Jr.*                 Board member since 2002   Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.                                            of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                               systems)
Age 65
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
42   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Alan K. Simpson                        Board member since 1997   Former three-term United States
1201 Sunshine Ave.                                               Senator for Wyoming
Cody, WY 82414
Age 72
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Alison Taunton-Rigby                   Board member since 2002   Founder and Chief Executive
901 S. Marquette Ave.                                            Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                                            2004; President, Forester
Age 60                                                           Biotech since 2000; prior to
                                                                 that, President and CEO, Aquila
                                                                 Biopharmaceuticals, Inc.
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

Board Member Affiliated with AEFC**

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
William F. Truscott                    Board member since        Senior Vice President - Chief
53600 AXP Financial Center             2001, Vice President      Investment Officer of AEFC since
Minneapolis, MN 55474                  since 2002                2001. Former Chief Investment
Age 43                                                           Officer and Managing Director,
                                                                 Zurich Scudder Investments
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
43   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Jeffrey P. Fox                         Treasurer since 2002      Vice President - Investment
50005 AXP Financial Center                                       Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                            Vice President - Finance,
Age 49                                                           American Express Company,
                                                                 2000-2002; Vice President -
                                                                 Corporate Controller, AEFC,
                                                                 1996-2000
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Paula R. Meyer                         President since 2002      Senior Vice President and
596 AXP Financial Center                                         General Manager - Mutual Funds,
Minneapolis, MN 55474                                            AEFC, since 2002; Vice President
Age 50                                                           and Managing Director - American
                                                                 Express Funds, AEFC, 2000-2002;
                                                                 Vice President, AEFC, 1998-2000
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Leslie L. Ogg                          Vice President, General   President of Board Services
901 S. Marquette Ave.                  Counsel, and Secretary    Corporation
Minneapolis, MN 55402                  since 1978
Age 65
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
44   ---   AXP NEW DIMENSIONS FUND   ---   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)


American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended July 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Dimensions Series, Inc. were as follows:

                        2004 - $32,115;                       2003 - $26,212

(b) Audit - Related Fees. The fees paid for the years ended July 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Dimensions Series, Inc. were as follows:

                        2004 - $3,524;                        2003 - $2,937

(c) Tax Fees. The fees paid for the years ended July 31, to KPMG LLP for tax compliance related services for AXP Dimensions Series, Inc. were as follows:

                        2004 - $4,550;                        2003 - $4,300

(d) All Other Fees. The fees paid for the years ended July 31, to KPMG LLP for additional professional services rendered in connection to proxy filing for AXP Dimensions Series, Inc. were as follows:

                        2004 - None;                          2003 - $205


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2004 and 2003 were pre-approved by the audit committee with the exception of the 2003 tax fees.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended July 31, by the registrant for non-audit services to KPMG LLP were as follows:

                        2004 - None;                          2003 - None

         The fees paid for the years ended July 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2004 - $88,450;                       2003 - $184,000

(h) For the fees disclosed in item (g) above, 100% and 97% of the fees for services performed during 2004 and 2003, respectively, were pre-approved by the audit committee. The exception was a 2003 tax research request by the adviser on defaulted securities for $5,000. The amounts not pre-approved are compatible with maintaining KPMG LLP's independence.

 * 2003 represents bills paid 8/1/02 - 7/31/03
   2004 represents bills paid 8/1/03 - 7/31/04

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.  Submission of matters to a vote of security holders. Not applicable.

Item 10. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Dimensions Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          October 1, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          October 1, 2004



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          October 1, 2004